1 Speakers: Eric M. Green Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Third-Quarter 2015 Analyst Conference Call 9 a.m. Eastern Time, October 29, 2015 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: 877-930-8295 (U.S.) 253-336-8738 (International). The conference ID is 60682964 An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, November 5, 2015, by dialing: 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID 60682964 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2015 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non- GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 Third-Quarter 2015 Summary Results $ millions, except earnings per-share (EPS) data (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 11 to 13 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended September 30, 2015 2014 Reported Net Sales $ 344.5 $ 355.9 Net Sales at Constant Currency(1) $ 374.5 $ 355.9 Gros Profit Margin 31.4% 30.9% Reported Operating Profit ($ 3.5) $ 44.0 Adjusted Operating Profit(1) $ 45.5 $ 45.2 Diluted EPS $ 0.02 $ 0.43 Adjusted Diluted EPS(1) $ 0.44 $ 0.44 Excluding adverse currency impact of approximately $0.06, Adjusted Diluted EPS grew 13.6%

4 Third-Quarter 2015 Operating Results Sales comparisons to 2014 are at constant currency & exclude divested business PPS & growth in high-value components  Pharmaceutical Packaging Systems sales grew 8.5% • High-value product sales grew 14.1% • Westar, Daikyo, FluroTec and Teflon-coated components PDS & proprietary products  Pharmaceutical Delivery Systems sales declined 1.2% • Proprietary products comprised 22.4% of segment sales • Lower sales of:  Reconstitution systems  SmartDose injector • Customer submits application for SmartDose injector • CZ sales higher

5 2015 Full-year Financial Guidance(2) ($ millions, except EPS) Estimated 2015 Revenue(2) Estimated Gross Profit % Pharmaceutical Packaging Systems Segment $1,000 - $1,010 37.7% to 38.1% Pharmaceutical Delivery Systems Segment $400 - $405 18.5% to 19.5% Consolidated $1,400 - $1,415 32.3% - 32.8 % Capital Spending(2) $145 - $155 Adjusted diluted EPS(2) $1.79 to $1.84 per share (2) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.10 for the remainder of 2015. Actual results will vary as a result of variability of exchange rates, among other items. See “Financial Guidance” in today’s press release.

6 2016 and Long-term Outlook  Expect 2016 net sales at constant currency to grow in the 6% to 8% range • Expect high-value products growth in the range of 10% to 11%  Key elements of 2015 strategic plan: • High-value components & proprietary delivery system growth • Operational excellence  2020 revenue objective: • $2.2 billion to $2.4 billion  2020 planning objective: • Operating profit margins in the range of 19% to 23%

7 Change in Consolidated Sales Third-Quarter 2014 to 2015 ($ millions) $344.5 $30.0 $1.5 $16.2 $3.9 $355.9 2014 Volume & Mix Sales Price Currency Disposition 2015

8 Change in Consolidated Gross Profit Margin % Third-Quarter 2014 to 2015 31.4% (2.1%) 1.2% 0.8% 0.4% 0.2% 30.9% 2014 Volume & Mix Sales Price Raw Material Currency & Other Labor & Overhead 2015

9 Change in SG&A Costs Third-Quarter 2014 to 2015 ($ millions) $54.6 $0.8 $3.0 $2.2 $0.2 $56.0 2014 Incentive Comp Other Comp Other SG&A Currency 2015

10 Cash Flow and Balance Sheet Metrics ($ millions) Nine Months Ended September 30, 2015 2014 Depreciation and amortization $66.6 $68.0 Operating cash flow $144.4 $136.9 Capital expenditures $86.8 $84.8 CASH FLOW ITEMS (UNAUDITED) (in millions) As of September 30, 2015 As of December 31, 2014 Cash and cash equivalents $256.8 $255.3 Debt $302.5 $336.7 Equity $995.3 $956.9 Net debt-to-total invested capital(3) 4.4% 7.8% Working capital $381.0 $406.8 BALANCE SHEET Items (UNAUDITED) (in millions) (3) Net debt and total invested capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. Please refer to “Notes to Non-GAAP Financial Measures” on slide 11 and “Non-GAAP Financial Measures” in today’s press release for additional information regarding those measures.

11 Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Net sales at constant currency  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

12 Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 11), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Net Sales at Constant Currency(4) (4) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ($ million, except EPS data) Reconciliation of Reported and Adjusted Operating profit, Net Income and Diluted EPS Three months ended September 30, 2015 Operating (loss) profit Income tax (benefit) expense Net income Diluted EPS Reported (GAAP) $(3.5) $(6.6) $1.5 $0.02 Pension settlement charge 49.0 $17.9 $31.1 0.42 Adjusted (Non-GAAP) $45.5 $11.3 $32.6 $0.44 Three months ended September 30, 2014 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $44.0 $11.7 $31.0 $0.43 License costs 1.2 0.4 0.8 0.01 Adjusted (Non-GAAP) $45.2 $12.1 $31.8 $0.44 Three months ended September 30, 2015 PPS PDS Eliminations Total Reported net sales (GAAP) $247.2 $97.6 ($0.3) $344.5 Effect of changes in currency translation rates 26.0 4.0 - 30.0 Net sales at constant currency (Non-GAAP)(4) $273.2 $101.6 ($0.3) $374.5

13 Full Year 2015 Guidance(5) (6) Adjusted diluted EPS guidance $1.79 to $1.84 Executive retirement and related costs Pension Settlement Charges (0.09) (0.42 to 0.46) Reported diluted EPS guidance $1.24 to $1.33 (5) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.10 for the remainder of 2015. Actual results will vary as a result of exchange rate variability. Please refer to “Notes to Non-GAAP Financial Measures” on slide 11 and “Non-GAAP Financial Measures” in today’s press release for additional information regarding adjusted diluted EPS. (6) The 2015 consequences of those items described in “Non-GAAP Financial Measures,” and similar items that may be incurred during 2015, are excluded from the adjusted diluted EPS guidance for 2015. Reconciliation of adjusted diluted EPS guidance to reported diluted EPS guidance Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 11-12), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items.